RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

28.	RELATED PARTY TRANSACTIONS

We transact business with the following related parties, being companies in which Hemen and companies associated with Hemen have a significant interest: Ship Finance, Seadrill Limited, Seatankers Management Norge AS, GHL Finance Limited, Golden Ocean Group Limited, Arcadia Petroleum Limited, Deep Sea Supply Plc, Seatankers Management Co. Ltd, or Seatankers Management, Archer Limited, North Atlantic Drilling Ltd and Flex LNG Limited. In November 2014, Highlander Tankers AS, or Highlander Tankers, post fixture managers for the Company became a related party as Robert Hvide Macleod, the owner and director of Highlander Tankers, was appointed the Chief Executive Officer of Frontline Management AS. Frontline 2012 and the Company (and its subsidiaries) were related parties prior to the Merger. In October 2014, VLCC Chartering Ltd, or VLCC Chartering, was set up as a joint venture between the Company and Tankers International LLC, or TI. VLCC Chartering provides chartering services to the combined fleets of the Company and TI.

Transactions with the Company
Frontline Management (Bermuda) Limited, a wholly owned subsidiary of the Company, was providing all management services to Frontline 2012 up to the Merger and management fees of $3.6 million and $3.2 million were incurred in the eleven months ended November 30, 2015 and the year ended December 31, 2014, respectively. These costs are recorded in administrative expenses in the Consolidated Statement of Operations.

Newbuilding supervision fees of $4.1 million and $5.4 million were charged to Frontline 2012 by the Company in the eleven months ended November 30, 2015 and the year ended December 31, 2014, respectively.

Technical management fees of $1.8 million and $1.5 million were charged to Frontline 2012 by SeaTeam Management Pte. Ltd, a majority owned subsidiary of the Company, in the eleven months ended November 30, 2015 and the year ended December 31, 2014, respectively.

Highlander Tankers Transactions
Highlander Tankers was the post fixture manager for six of Frontline 2012's MR tankers during 2014. Highlander Tankers ceased to act as post fixture manager for three vessels in December 2014 and the remaining three vessels in January and February 2015. Post fixture fees of nil and $0.3 million were charged to Frontline 2012 by Highlander Tankers in the years ended December 31, 2015 and 2014, respectively.

In January 2015, Frontline 2012 assumed three charter-out contracts and the commercial management of four vessels from Highlander Tankers for a consideration of $1.8 million being the estimated value of the charter-out contracts and commercial management agreements.

Avance Gas Transactions
In January 2014, Frontline 2012 received $139.2 million from Avance Gas, a then equity investee, in connection with the agreed sale of eight VLGC newbuildings to Avance Gas immediately following their delivery to Frontline 2012 from the yard. This receipt was placed in a restricted account to be used for installments to be paid by Frontline 2012, past and future construction supervision costs and it also included a profit element to be transferred to cash and cash equivalents on delivery of each newbuilding. All vessels were delivered in 2015 and Frontline 2012 recognized a gain on sale of $78.2 million in aggregate.

Ship Finance Transactions
As of December 31, 2016, the Company held thirteen vessels under capital leases, all of which are leased from Ship Finance and were acquired upon the Merger. The remaining periods on these leases at December 31, 2016 range from approximately 4 to 10 years.

In November 2016, the Company agreed with Ship Finance to terminate the long term charter for the 1998-built VLCC Front Century upon the sale and delivery of the vessel to a third party. Ship Finance simultaneously sold the vessel to an unrelated third party. The Company expects the vessel to cease operating as a conventional tanker and the charter with Ship Finance was terminated in March 2017. The Company has agreed a compensation payment to Ship Finance of approximately $4.0 million for the termination of the charter and recorded an impairment loss of $27.3 million in the three months ended December 31, 2016 based on a 100% probability assumption of terminating the vessel's lease before the next dry dock. The Company expects to record a gain on lease termination of $20.3 million in the first quarter of 2017. Following this termination, the number of vessels on charter from Ship Finance was reduced to twelve vessels, including ten VLCCs and two Suezmax tankers.

In May 2016, the Company agreed with Ship Finance to terminate the long term charter for the 1998-built VLCC Front Vanguard. The charter with Ship Finance terminated in July 2016. The Company made a compensation payment to Ship Finance of $0.4 million for the termination of the charter and recorded an impairment loss of $7.3 million in 2016 and recorded a gain on lease termination of $0.1 million.

In May 2015, the Company and Ship Finance agreed to amendments to the leases on 12 VLCCs and five Suezmaxes, the related management agreements and further amendments to the charter ancillary agreements for the remainder of the charter periods. As a result of the amendments to the charter ancillary agreements, which took effect on July 1, 2015, the daily hire payable to Ship Finance was reduced to $20,000 per day and $15,000 per day for VLCCs and Suezmaxes, respectively. Management fees due by Ship Finance were increased from $6,500 per day per vessel to $9,000 per day per vessel. In return, the Company issued 11.0 million new shares (as adjusted for the 1-for-5 reverse share split in February 2016) to Ship Finance and the profit share above the new daily hire rates was increased from 25% to 50%. The Company was released from its guarantee obligation in exchange for agreeing to maintain a cash buffer of $2.0 million per vessel in its chartering counterparty.

As the Merger has been accounted for as a reverse business acquisition in which Frontline 2012 is treated as the accounting acquirer, all of the Company's assets and liabilities were recorded at fair value on November 30, 2015 such that estimated profit share over the remaining terms of the leases has been recorded in the balance sheet obligations. Consequently, the Company will only record profit share expense following the Merger when the actual expense is different to that estimated at the date of the Merger. Profit share expense is recorded in the Statement of Operations as contingent rental expense. No contingent rental expense was recorded in the month of December 2015. At December 31, 2016, the contingent rental expense due to Ship Finance is $12.2 million (2015: $20.6 million). As of December 31, 2016, the Company has recorded total obligations under these capital leases of $422.6 million of which $262.7 million is in respect of the minimum contractual payments and $159.9 million is in respect of contingent rental expense.

In December 2015, the Company paid the remaining outstanding balance on the loan notes due to Ship Finance, which were issued on the early termination of the leases for the VLCCs Front Champion, Golden Victory, Front Comanche, Front Commerce and Front Opalia. $113.2 million was paid comprising principal of $112.7 million and accrued interest of $0.5 million.

In November 2015, the Company agreed with Ship Finance to terminate the long term charter for the 1998-built Suezmax tanker Mindanao. The charter with Ship Finance was terminated during the fourth quarter of 2015. The Company received a compensation payment of $3.3 million from Ship Finance for the termination of the charter. No gain or loss was recorded in the Consolidated Statement of Operations in respect of this transaction as the gain was taken into account in the purchase price allocation on November 30, 2015.

A summary of leasing transactions with Ship Finance in the years ended December 31, 2016, 2015 (all of which were in the period subsequent to the Merger) and 2014 are as follows;

(in thousands of $)	2016	2015	2014
Charter hire paid (principal and interest)	93,545	8,355	—
Lease termination receipt	—	3,266	—
Lease interest expense	35,417	3,357	—
Contingent rental income	(18,621)	—	—
Remaining lease obligation	422,600	533,251	—

Contingent rental income in 2016 is due to the fact that the actual profit share expense earned by Ship Finance in 2016 of $50.9 million was $18.6 million less than the amount accrued in the lease obligation payable when the leases were recorded at fair value at the time of the Merger.

In January 2014, Frontline 2012 commenced a pooling arrangement with Ship Finance, between two of its Suezmax tankers Front Odin and Front Njord and two Ship Finance vessels Glorycrown and Everbright. Frontline 2012 recognized an expense of $0.9 million in 2016 in relation to the pooling arrangement which is payable to Ship Finance (2015: expense of $1.4 million, 2014: income of $0.3 million).

In 2013, Frontline 2012 and Ship Finance entered into a joint project between four of Frontline 2012's vessels Front Odin, Front Njord, Front Thor, Front Loki and the two Ship Finance vessels Glorycrown and Everbright. All costs in relation to the conversion to be shared on a pro-rata basis. At December 31, 2016, the Company is owed nil by Ship Finance in respect of this project (2015: $1.7 million).

Golden Ocean Transactions
In November 2015, the Company entered into an agreement to purchase two Suezmax tanker newbuilding contracts from Golden Ocean at a purchase price of $55.7 million per vessel. The transaction was completed in December 2015. $1.9 million was paid to Golden Ocean with the balance payable to the yard as newbuilding commitments assumed from Golden Ocean. The vessels have delivery dates in the first half of 2017.

Seatanker Management Transactions
In January 2016, the Company recharged $2.4 million of fit out costs to Seatankers Management Co. Ltd, which had been incurred on a leased office prior to its assignment to Seatankers Management Co. Ltd in December 2015.

The Company entered into a Services Agreement with Seatankers Management, effective January 1, 2016, and was charged $0.7 million in the year ended December 31, 2016 for the provision of advisory and other support services.

GHL Finance Transactions
In June 2016, the Company signed a $275.0 million senior unsecured facility agreement with GHL Finance Limited, an affiliate of Hemen, the Company's largest shareholder.

A summary of net amounts earned (incurred) from related parties for the years ended December 31, 2016, 2015 and 2014 are as follows:

(in thousands of $)	2016	2015	2014
Seatankers Management Co. Ltd	6,057	460	—
Ship Finance International Limited	1,552	(1,226)	—
Golden Ocean Group Limited	9,387	1,246	—
Seatankers Management Norge AS	919	(89)	—
Arcadia Petroleum Limited	929	31	—
Seadrill Limited	656	84	—
Archer Limited	235	40	—
Flex LNG Limited	1,204	—	—
Deep Sea Supply Plc	130	32	—
North Atlantic Drilling Ltd	48	16	—
Frontline companies (prior to the Merger)	—	(9,562)	(10,102)

Net amounts earned from other related parties comprise office rental income, technical and commercial management fees, newbuilding supervision fees, freights, corporate and administrative services income and interest income. Amounts paid to related parties comprise primarily rental for office space.

Related party balances
A summary of balances due from related parties at December 31, 2016 and 2015 is as follows:

(in thousands of $)	2016	2015
Ship Finance International Limited	1,077	3,356
Seatankers Management Co. Ltd	1,060	1,165
Archer Ltd	54	148
VLCC Chartering Ltd	47	102
Golden Ocean Group Limited	1,151	4,099
Seadrill Limited	597	859
Deep Sea Supply Plc	67	176
Arcadia Petroleum Limited	198	201
Flex LNG Limited	741	—
North Atlantic Drilling Ltd	103	128
	5,095	10,234

A summary of balances due to related parties at December 31, 2016 and 2015 is as follows:

(in thousands of $)	2016	2015
Ship Finance International Limited	15,495	23,688
Seatankers Management Co. Ltd	972	569
Seadrill Limited	5	5
Golden Ocean Group Limited	1,631	4,455
Arcadia Petroleum Limited	—	3
	18,103	28,720